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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 26, 1997

               Prudential Securities Secured Financing Corporation
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                    333-27355               13-3526694
   ----------------------------          ------------        -------------------
   (State or Other Jurisdiction          (Commission           (I.R.S. Employer
         of Incorporation)               File Number)        Identification No.)

                 One New York Plaza                                10292
                  New York, New York                        -------------------
      (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code (212) 214-7435
                                    No Change
      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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

     Item 5. Other Events

     In connection with the offering of Emergent Home Equity Loan Trust 1997-3, Emergent Home Equity Loan Pass-Through Certificates, Series 1997-3, Prudential Securities Incorporated, as underwriter, has furnished to certain prospective investors certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter (the "Related Computational Materials").

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

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

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                           PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, as Depositor and on behalf of Emergent Home Equity Loan Trust 1997-3

                           By: /s/ Norman Chaleff
                              --------------------------------------------
                               Name:   Norman Chaleff
                               Title:  Vice President

Date:  August 26, 1997


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


                                  EXHIBIT INDEX

Exhibit No.                  Description                                Page No.
-----------                  -----------                                --------
99.1                         Related Computational Materials (as           6
                             defined in Item 5 above).

                                       4